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                                                                    EXHIBIT 23.2
                                                                    ------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 17, 1997, appearing on page 31 of West Coast Entertainment Corporation's Annual Report on Form 10-K for the year ended January 31, 1997.


/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP

Boston, Massachusetts
July 16, 1997